REVERSE TAKEOVER	12 Months Ended
Dec. 31, 2020
Reverse Takeover [Abstract]
REVERSE TAKEOVER [Text Block]

NOTE 5:- REVERSE TAKEOVER

As described in Note 1, in November 2018 Navasota and IMC entered into a business combination agreement pursuant to which Navasota would issue its Ordinary shares to the shareholders of IMC in consideration for the purchase of the entire share capital of IMC. As described below, this constituted a Reverse Takeover transaction of Navasota by the shareholders of IMC (the "RTO"). Subsequent to the completion of the RTO in October 2019, Navasota changed its name to IM Cannabis Corp. (the "Resulting Issuer").

In connection with and as a condition precedent for the RTO, on August 29, 2019, Navasota and IMC announced the completion of a private placement offering of 19,460,527 subscription receipts (each a "Subscription Receipt") of a wholly owned subsidiary of Navasota ("Finco") at a price of $1.05 per Subscription Receipt (after giving effect to a contemplated share split by IMC of 1:10) for aggregate gross proceeds of $20,433 (the "Financing"). Upon the satisfaction of all of the conditions precedent to the completion of the RTO, each Subscription Receipt was exchanged for one unit of Finco (a "Finco Unit") with each Finco Unit being comprised of one (1) common share of Finco (a "Finco Share") and one-half (1/2) of one (1) common share purchase warrant of Finco (a "Finco Warrant"). Each whole Finco Warrant was exercisable for one Finco Share at an exercise price of $1.30 (after giving effect to the contemplated share split of 1:10) for a period of 24 months following the closing of the RTO. Upon closing of the RTO, the Finco Shares and Finco Warrants were exchanged for post-Consolidation Resulting Issuer shares and Resulting Issuer warrants on economically equivalent terms on a 1:1 basis (see Note 15b).

On October 11, 2019, upon completion of the RTO, the holders of IMC Ordinary shares hold approximately 84.28% of the issued and outstanding Resulting Issuer shares, holders of Subscription Receipts hold approximately 13.35% of the Resulting Issuer shares and current Navasota shareholders hold 2.37% of the Resulting Issuer shares, in each case, on a non-diluted basis.

Since the holders of IMC shares obtained the largest portion of the voting rights, and thus obtained control, of the combined entities, the transaction is treated as a reverse takeover in which IMC (the legal subsidiary) is considered the acquirer and Navasota (the legal parent) is considered the acquiree for financial accounting and reporting purposes. Accordingly, these consolidated financial statements reflect a continuation of the financial position, operating results and cash flows of IMC and a re-capitalization of the equity of IMC.

As Navasota had no business activities and its net assets were immaterial, the acquisition of Navasota by IMC constitutes a reverse asset acquisition. As a result of this reverse asset acquisition, a listing expense of $3,632 has been recorded to reflect the fair value of the IMC shares deemed to have been issued to the Navasota shareholders, in addition to the net liabilities of Navasota amounting to $249 on the date of the reverse acquisition.

The fair value of the Finco Units issued to the Navasota shareholders under reverse takeover accounting is $3,383 for an aggregate of 3,455,266 Finco Shares and 756,713 Finco Warrants. The fair value per unit is based on the issue price paid for the Finco Units as described above.